UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 13, 2010

Date of report

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 13, 2010, the Company held its annual meeting of shareholders. Set forth below for each matter voted upon, are the number of votes cast for, against or withheld, as well as the number of any abstentions and broker non-votes as to each such matter.

1. Election of Directors.

The following individual was elected as a director to serve a two-year term expiring at the annual meeting in 2012:

	For	Withhold	Broker Non-Vote
Scott P. Anderson	102,963,776	1,117,329	9,203,380

The following individuals were each elected as a director to serve a three-year term expiring at the annual meeting in 2013:

	For	Withhold	Broker Non-Vote
John D. Buck	103,378,107	702,998	9,203,380
Peter L. Frechette	103,117,286	963,819	9,203,380
Charles Reich	103,239,335	841,770	9,203,380
Brian S. Tyler	103,389,649	691,456	9,203,380

2. Ratification of the Selection of Independent Registered Public Accounting Firm.

The selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2011, was ratified based upon the following votes:

For	Against	Abstain
112,176,789	992,318	115,378

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 15, 2010	By:	/s/ R. Stephen Armstrong
R. Stephen Armstrong

Executive Vice President, Treasurer and Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)